Significant Accounting Policies	6 Months Ended
Jun. 30, 2015
Accounting Policies [Abstract]
Significant Accounting Policies and Recent Accounting Pronouncements

2. Significant Accounting Policies and Recent Accounting Pronouncements:

A discussion of the Company’s significant accounting policies can be found in the Company’s Consolidated Financial Statements included in the Annual Report on Form 20-F for the year ended December 31, 2014. There have been no material changes to these policies in the six-month period ended June 30, 2015, except for the re-assessment of the Company’s estimated scrap rate used to calculate the vessels’ salvage value.

Vessels, Net: Vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements and delivery expenses, interest and on-site supervision costs incurred during the construction periods). Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels; otherwise these amounts are charged to expense as incurred.

The cost of each of the Company’s vessels is depreciated from the date of acquisition on a straight-line basis over the vessel’s remaining estimated economic useful life, after considering the estimated residual value which is equal to the product of vessels’ lightweight tonnage and estimated scrap rate, which up until December 31, 2014, was estimated to be approximately $0.250 per lightweight ton. In order to align the scrap rate estimates with the current historical average scrap rate, effective from January 1, 2015, the Company adjusted the estimated scrap rate used to calculate the vessels' salvage value from $0.250 to $0.300 per lightweight ton. The impact of the increase in the estimated scrap rate is a decrease in depreciation expense going forward. The effect of this change in accounting estimate, which did not require retrospective adoption as per ASC 250 "Accounting Changes and Error Corrections," was to decrease depreciation expense by $2,692 and increase net income for the six-month period ended June 30, 2015, by $2,692 or $0.04 per common share, basic and diluted.

Management estimates the useful life of the Company’s vessels to be 30 years from the date of initial delivery from the shipyard. Secondhand vessels are depreciated from the date of their acquisition through their remaining estimated useful life. When regulations place limitations over the ability of a vessel to trade on a worldwide basis, its remaining useful life is adjusted at the date such regulations are adopted.

New accounting pronouncements

Debt issuance costs: In April 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-03 – Interest – Imputation of Interest to simplify the presentation of debt issuance costs. Current guidance generally requires entities to capitalize costs paid to third parties that are directly related to issuing debt and that otherwise wouldn’t be incurred and present those amounts separately as deferred charges (i.e., assets). However, the discount or premium resulting from the difference between the net proceeds received upon debt issuance and the amount payable at maturity is presented as a direct deduction from or an addition to the face amount of the debt. The new guidance simplifies financial reporting by eliminating the different presentation requirements for debt issuance costs and debt discounts or premiums.

The guidance is effective for public business entities for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Upon adoption, an entity must apply the new guidance retrospectively to all prior periods presented in the financial statements. Early adoption is permitted. The Company is planning to apply ASU No. 2015-03 as of January 1, 2016.